EXHIBIT 99.1

FORWARD ACQUISITION AGREEMENT

by and among

ROADSHIPS HOLDINGS INC.
A corporation registered in the State of Delaware, U.S.A.

and

JOSUZ PTY LTD T/A JTS TRANSPORT
A Corporation Registered in New South Wales, Australia.

Dated as of July 9, 2013

FORWARD ACQUISITION AGREEMENT

This SHARE EXCHANGE AGREEMENT (the “Agreement”) is entered into as of the 9th day of July, 2013 by and among  Roadships Holdings Inc. a Delaware corporation (“RDSH”), and Josuz Pty Ltd (“JTS Transport”) and together with RDSH, the “Parties” and each, a “Party”).

WHEREAS, Josuz Pty Ltd owns Assets, debt free which includes cash or cash equivalents, equipment and investments which constitutes 100% of its net value to assets, and hereinafter referred to as “Assets”

WHEREAS, Josuz Pty Ltd as believes that it is in its best interests to become a wholly owned subsidiary of Roadships Holdings Inc., RDSH, is debt free and in the best possible position to enhance the overall value of Josuz Pty Ltd as

WHEREAS, RDSH believes it is in its best interests and that of its shareholders to acquire Josuz Pty Ltd, as per the formula herein (Section 1.02 The Exchange) for Anti Dilutive Convertible Preferred D Shares priced @ $2.50, convertible at par value of RDSH common stock all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, it is the intention of the Parties that the Subsidiary Agreement qualify as a tax-free organization under Section 368(a)(1)(B) of the United States Internal Revenue Code of 1986, as amended, and a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the “Securities Act”).

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived here from, and intending to be legally bound hereby, the Parties hereby agree as follows:

Initialed: RDSH ____ / Josuz ____

ACQUISITION AGREEMENT

Section 1.01 Incorporation of Recitals.
The recitals set forth here in above are incorporated herein by this reference with the same force and effect as if fully set forth hereinafter.

Section 1.02 The Exchange.

a.
On the terms and subject to the conditions set forth in this Agreement, Josuz Pty Ltd, shall become a wholly owned subsidiary of RDSH in exchange for 100% of Josuz Pty Ltd. On the exchange Forty Thousand Dollars in cash and One Hundred and Twenty Five Thousand of Roadships Holdings Anti Dilutive Convertible Preferred D Shares priced @ $2.50 (the “Exchange”).

b.
As the result of the Exchange, (i) RDSH shall acquire 100% of the “Assets” of Josuz Pty Ltd and Josuz Pty Ltd shall become a wholly owned subsidiary of RDSH and (ii) the Director shall remain a director of Josuz Pty Ltd t/a JTS Transport.

c.
As a result of the Exchange, RDSH covenants to create and distribute the Exchange Shares for the benefit of the director within ten (10) days of the date hereof (“Audit”) after the next Quarter is completed and consolidated..

Section 1.03 Mechanics.
As the Equity in the business is already in operation before the formal establishment of this agreement and RDSH has entered into binding agreement for and on behalf of Josuz Pty Ltd as of the date hereof, all of the equity, income and inventory will remain the property of the subsidiary, Josuz Pty Ltd within the public company RDSH shall issue dividends relative to the retained earnings of this specific class of securities to the Directors and In addition parties agree to evaluate the future value of the business on a quarterly basis for the purpose of issuing more convertible preferred stock as the business operations become more productive.

Section 1.04 Anti-Dilution.
RDSH agrees to transfer to Josuz Pty Ltd One Hundred and Twenty Five Thousand Anti-Dilutive Convertible Preferred D Class Shares based on the net book value thereof as of the date of the transfer. Josuz Pty Ltd agrees to have RDSH audit their fully unaudited financial statements, so as to consolidate the financial statements, the same at the net book value thereof as of the date of the transfer, or soon thereafter.

Initialed: RDSH ____ / Josuz ____

REPRESENTATIONS AND WARRANTIES OF JOSUZ PTY LTD

Josuz Pty Ltd represents and warrants to RDSH that, as of the date hereof, except for those representations and warranties that speak of a different date:

Section 2.01 Incorporation.
Josuz Pty Ltd is a duly incorporated New South Wales company, validly existing and in good standing under the laws of the Australia and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted;

Section 2.02 Authorization.
The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary member actions, including action by the Director and action by the members, as required by applicable law. This Agreement has been duly executed by an authorized signatory;

Section 2.03 Enforceability.
This Agreement constitutes a legal, valid, and binding obligation of Josuz Pty Ltd, enforceable against Josuz Pty Ltd in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity;

Section 2.04 No Conflicts.
The execution and delivery of this Agreement by Josuz Pty Ltd and the performance by Director of its obligations hereunder in accordance with the terms hereof (i) will not require the consent of any third party or governmental entity under any laws, and (ii) will not violate any laws applicable to Josuz Pty Ltd as

Section 2.05 No Litigation.
(a) There is no pending or threatened judicial or administrative proceeding or investigation affecting it that (i) if resolved adversely to it would have a material adverse effect on its business, or (ii) could reasonably be expected to impair its ability to consummate the transaction, and
(b) it is not aware of any judicial or administrative decision affecting it that could reasonably be expected to impair its ability to consummate the transaction; and

Section 2.06. Capitalization.
The authorized units consist solely of all the units Josuz Pty Ltd, which represent 100% of the issued and outstanding “units”, and there are no outstanding options, warrants or other rights to purchase Josuz Pty Ltd as

Initialed: RDSH ____ / Josuz ____

REPRESENTATIONS AND WARRANTIES OF THE DIRECTOR

The Directors of Josuz Pty Ltd represent and warrants to RDSH that, as of the date hereof, except for those representations and warranties that speak of a different date:

Section 3.01 Good Title.
The Director is the record and beneficial owner, and has good title to, the “Assets”, with the full right and authority to sell and deliver such “Stock”, free of any and all liens, encumbrances, pledges, security interests, claims, charges, options, rights of first refusal, proxies, voting trusts, or agreements, transfer restrictions under any equity holder or similar agreement or any other restriction or limitation whatsoever, including any contract granting any of the foregoing (collectively, “Liens”), to RDSH pursuant to the Acquisition. RDSH, as the new owner of the subsidiary, Josuz Pty Ltd, would demand such “Assets”, will be held in good title by themselves; Any or all existing debts, if there are any, prior to a consolidated audit by RDSH's auditors, will be retired for the same class of Convertible Preferred D Shares.

Section 3.02 Power; Enforceability.
The Director is of majority age and has the legal capacity to execute and deliver this Agreement and consummate the transactions contemplated hereby, and to perform his obligations under this Agreement. This Agreement constitutes a legal, valid, and binding obligation of the Director, enforceable against the Director in accordance with its terms, except as may be limited by bankruptcy, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity;

Section 3.03 No Conflicts.
The execution and delivery of this Agreement by the Director and the performance by the Director of his obligations hereunder in accordance with the terms hereof (i) will not require the consent of any third party or governmental entity under any laws, (ii) will not violate any laws applicable to the Director or Josuz Pty Ltd “Assets” and (iii) will not violate or breach any contractual obligation to which the Director is a party or under which the “Assets” are bound;

Section 3.04 Acquisition of the Exchange Share for Investment.

a.
Purchase Entirely for Own Account. The Anti Dilutive Convertible Preferred D Class Securities proposed to be acquired by the Director hereunder will be acquired for investment for his own account and not as a nominee or agent;

b.
The Director (i) can bear the economic risk of his investment and (ii) possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment in RDSH and its securities.

c.
The Director understands that the Exchange Shares are not registered under the Securities Act and that the issuance hereof to the Director is intended to be exempt from registration under the Securities Act pursuant to Regulation D promulgated thereunder (“Regulation D”). The Director is an “accredited investor,” as such term is defined in Rule 501 of Regulation D or, if not an accredited investor, otherwise meets the suitability requirements of Regulation D and Section 4(2) of the Securities Act (“Section 4(2)”). The certificate representing the Exchange Shares issued to the Director shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable Securities Laws (as defined herein):

Initialed: RDSH ____ / Josuz ____

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SECURITY SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR AN EXEMPTION THEREFROM SHALL BE AVAILABLE UNDER THE ACT AND SUCH LAWS.”

d.
The Director acknowledges that neither the Securities and Exchange Commission (the “SEC”), nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement;

e.
The Director acknowledges that he has carefully reviewed such information as he has deemed necessary to evaluate an investment in RDSH and its securities. To the full satisfaction of the Director, he has been furnished all materials that he has requested relating to RDSH and the issuance of the Exchange Shares hereunder. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of RDSH set forth in this Agreement, on which the Josuz Pty Ltd Director has relied in making the transaction of the “Wholly owned subsidiary” for the Anti Dilutive Convertible Preferred D Shares;

f.
The Director understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchange Shares or any available exemption from registration under the Securities Act, the Exchange Shares may have to be held indefinitely. The Director further acknowledges that the Convertible Preferred Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of Rule 144 are satisfied, including without limitation, RDSH compliance with the reporting requirements under the Exchange Act; and

Section 3.05 Additional Legend; Consent.
Additionally, the Exchange Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended. The Director consents to RDSH making a notation on its records or giving instructions to any transfer agent of the Exchange Shares in order to implement the restrictions on transfer of the Exchange Shares.

Initialed: RDSH ____ / Josuz ____

REPRESENTATIONS AND WARRANTIES OF RDSH

RDSH represents and warrants to Josuz Pty Ltd and the Director that, as of the date hereof, except for those representations and warranties that speak of a different date,:

Section 4.01 Organization; Authority.

a.
RDSH is a corporation duly incorporated, under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as currently proposed to be conducted. RDSH is duly qualified or authorized to do business and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization. RDSH has made available to Josuz Pty Ltd and the Director true, complete and accurate copies of its articles of incorporation and by-laws, and any amendments thereto or restatements thereof, as in effect on the date hereof;

b.
The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the articles of incorporation or by-laws of RDSH. RDSH has full power and authority to enter into this Agreement and consummate the transactions contemplated hereby; and

c.
This Agreement constitutes the valid and binding obligation of RDSH enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity.

d.
RDSH warrants that it is a Reporting Issuer, and covenants to expand the further operations of Josuz Pty Ltd operations through Private Placement Offerings for Preferred D Stock with an Accredited Investor Group, and through Retained Earnings from its other business activities. There will be no debt to finance any operations that RDSH undertakes.

Section 4.02 Capitalization.
As of the date hereof, (i) the authorized shares of RDSH consist of 3,000,000,000 shares of common stock, $0.00001 par value per share (“RDSH Common Stock”), of which 2,987,633,430 shares & change are outstanding, (ii) and there are no outstanding options, warrants or other rights to purchase RDSH Common Stock, and (iii) the following Preferred D class of Shares: A, B, C, D

Stockholders' equity:
Series A Convertible Preferred Stock, $0.00001 par value
Series B Preferred Stock, authorized, $0.00001 par value; no shares outstanding
Series C Preferred Stock, authorized, $0.0001 par value
Series D Preferred Stock, authorized, $0.0001 par value

Initialed: RDSH ____ / Josuz ____

COVENANTS

Section 5.01 Securities Law Compliance.
Each of RDSH and Josuz Pty Ltd understands and agrees that the consummation of this Agreement, including the issuance of the Exchange Shares to the Director in exchange for the Acquisition of the wholly owned subsidiary and its assets, upon closing as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Each of RDSH and Josuz Pty Ltd agrees that such transactions shall be consummated in reliance on exemptions from the registration requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired. Furthermore, in connection with the transactions contemplated by this Agreement, RDSH and Director shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the state where the Director resides, unless an exemption requiring no filing is available in such jurisdiction, all to the extent and in the manner as may be deemed by the Parties to be appropriate.

Section 5.02 Further Assurances.
Subject to the terms and conditions herein provided, each Party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

Initialed: RDSH ____ / Josuz ____

INDEMNIFICATION

Section 6.01.
Josuz Pty Ltd shall indemnify and hold harmless RDSH and its officers, directors and agents from and against any and all losses, damages, fees, costs, expenses, obligations and liabilities (collectively, the “Liabilities”) or actions, investigations, inquiries, arbitration, claims or other governmental or administrative agency proceedings in respect thereof, including enforcement of this Agreement (collectively, the “Actions” and together with the Liabilities, the “Losses”), arising out of or based on (i) any material inaccuracy appearing in, or misrepresentations made hereunder or (ii) a material breach of any covenant or agreement in this Agreement or any related agreement.

Section 6.02.
RDSH shall indemnify Josuz Pty Ltd and its Director, members and agents from and against any and all Loss to which it or he may become subject arising out of or based on (i) any material inaccuracy appearing in, or misrepresentations made hereunder or (ii) a material breach of any covenant or agreement in this Agreement or any related agreement.

Section 6.03.
Without limiting the foregoing, Losses include, but are not limited to, all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement.

Section 6.04.
The indemnification provided for shall survive the consummation of the transactions contemplated hereby.

MISCELLANEOUS

Section 7.01  Brokers.
Each Party agrees that there were no finders or brokers involved in bringing the Parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. Each Party agrees to indemnify the other against any claim by any third Person for any commission, brokerage or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third Person, whether express or implied, from the actions of the indemnifying party.

Section 7.02 Governing Law.
All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Initialed: RDSH ____ / Josuz ____

Section 7.03 Notices.
All notices or other communications required or permitted by this Agreement shall be in writing and addressed as follows

If to RDSH to:
134 Vintage Park Blvd
Houston, TX 77070 USA
Attention: Michael Nugent, CEO

If to Josuz Pty Ltd:
c/o: ________________________________
7 Aspendale Place.
Robina
Qld 4226, Australia

If to Director: ____________________________________________
Attention: __________________________________________
Phone: ______________________

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder.

Notice shall be deemed to have been duly received:

(a)
a. if given by fax or email, when transmitted and the appropriate confirmation received, as applicable, if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission;
b. if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mail; and
c. if given by courier, messenger or other means, when received or personally delivered and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any Party to the other Parties pursuant to notice given by such Party in accordance with the provisions of this Section 6.03.

Initialed: RDSH ____ / Josuz ____

Section 7.04 Attorney’s Fees.
In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 7.05 Third Party Beneficiaries.
This contract is strictly between Josuz Pty Ltd, RDSH and the Director of Josuz Pty Ltd and, except as specifically provided, no other Person shall be deemed to be a third party beneficiary of this Agreement.

Section 7.06 Expenses.
Each of RDSH and Josuz Pty Ltd shall bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with this Agreement and any other agreements in connection therewith, the Exchange or any of the other transactions contemplated hereby.

Section 7.07 Entire Agreement.
This Agreement and the related documents referenced herein represent the entire agreement between the Parties relating to the subject matter hereof, and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 7.08 Survival; Termination.
The representations, warranties and covenants of the respective Parties shall survive the consummation of the transactions herein contemplated for a period of one year.

Section 7.09 Counterparts.
This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall be but a single instrument. Signatures delivered by facsimile shall be deemed

/s/ Michael Nugent	Michael Nugent, CEO
ROADSHIPS HOLDINGS INC.

/s/ John Woollett	John Woollett, Director
JOSUZ PTY LTD

Initialed: RDSH ____ / Josuz ____